UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2009

NFINANSE INC.
(Exact name of registrant specified in its charter)
Nevada	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3923 Coconut Palm Drive, Suite 107, Tampa, Florida	33619
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(813) 367-4400
Not applicable.
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Loan and Security Agreement

As previously disclosed by the Company in its Current Report on Form 8-K filed on December 3, 2008, on November 26, 2008, nFinanSe Inc. and its wholly owned subsidiary, nFinanSe Payments Inc. (collectively, the “Company”), entered into an Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan Agreement”) with Ballyshannon Partners, L.P., Ballyshannon Family Partnership, L.P., Midsummer Investment Ltd., Porter Partners, L.P., and Trellus Partners, L.P. (collectively, the “Lenders”).  The Amended and Restated Loan Agreement modified certain terms of the Loan and Security Agreement, dated as of June 10, 2008, by and among the Company and the Lenders, by establishing a sub-commitment of $3,400,000, pursuant to which certain of the Lenders (the “Accommodation Loan Lenders”), in their respective sole discretion, could advance funds (each, an “Accommodation Loan”) that may be used by the Company for working capital expenditures, working capital needs and other general corporate purposes of the Company.

In connection with the borrowing of the Additional Accommodation Loan (as defined below) and the issuance of the Accommodation Loan Warrants (as defined below)  and the entrance into the Warrant Amendments (as defined below), the Accommodation Loan Lenders agreed that the Company would not be required to repay the Accommodation Loans in the event of a debt or equity financing.  As a result, on February 3, 2009, the Company entered into that certain First Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”) with the Lenders.  The Amendment amends the Amended and Restated Loan Agreement such that the Company is able to keep the Accommodation Loans outstanding in the event the Company subsequently issues any debt or equity securities.

The foregoing is a summary description of certain terms of the Amendment.  A copy of the Amendment is attached as Exhibit 99.1 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.1 attached hereto.

Additional Accommodation Loan and Warrant Issuance

On February 3, 2009, the Company called upon the Accommodation Loan Lenders to provide $1,000,000 in Accommodation Loans (the “Additional Accommodation Loan”), which certain of the Accommodation Loan Lenders extended to the Company.  Pursuant to the terms and conditions of the Amended and Restated Loan Agreement, the Company issued warrants (the “Accommodation Loan Warrants”) to the participating Accommodation Loan Lenders which entitle such Accommodation Loan Lenders to purchase an aggregate of 500,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a per share price of $1.00, which exercise price is subject to customary adjustments for Common Stock splits and reverse stock splits.

The Accommodation Loan Warrants expire after a one-year term; however, in the event the Company and the Accommodation Loan Lenders extend the maturity of the Additional Accommodation Loan from one year to 18 months pursuant to Section 2.2(c) of the Amended and Restated Loan Agreement, as amended by the Amendment, the exercise period of the Accommodation Loan Warrants will automatically extend to the 18 month anniversary of the date of the Accommodation Loan Warrants.  The Accommodation Loan Warrants may not be exercised by means of a “cashless exercise.”  In the event that the Company shall consolidate with or merge with or into another person or entity, or the Company shall sell, transfer or lease all or substantially all of its assets, or the Company shall change its Common Stock into property or other securities (each, a “Triggering Transaction”), the Accommodation Loan Warrants shall terminate and shall thereafter represent only the right to receive the cash, evidences of indebtedness or other property as the Accommodation Loan Lenders would have received had they been the record owner, at the time of completion of a Triggering Transaction, of that number of shares of Common Stock receivable upon exercise of the Accommodation Loan Warrants in full, less the aggregate exercise price payable in connection with the full exercise of the Accommodation Loan Warrants.  The Accommodation Loan Warrants are not exercisable by the Accommodation Loan Lenders to the extent that, if exercised, they or any of their affiliates would beneficially own in excess of 9.99% of the then issued and outstanding shares of Common Stock.

    The foregoing is a summary description of certain terms of the Accommodation Loan Warrants.  The form of the Accommodation Loan Warrants is attached as Exhibit 99.2 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.2 attached hereto.

Bruce E. Terker, a current member of the Board of Directors of the Company (the “Board”), has sole voting and dispositive power over the securities held by Ballyshannon Partners, L.P. and its affiliates, two of which are Accommodation Loan Lenders.  Mr. Terker has a financial interest in such entities, and, as such, has a financial interest in the Amended and Restated Loan Agreement, the Amendment, the Warrant Amendments and the Accommodation Loan Warrants.

Amendment to Currently Outstanding Warrants

As further consideration for the Additional Accommodation Loan and as consideration for entrance into and execution of the Amendment by the Accommodation Loan Lenders, the Company agreed to amend all warrants to purchase Common Stock currently held by the Accommodation Loan Lenders such that the exercise price of such warrants (the “Exercise Price”) was reduced to $1.00 per share.  In order to effect such amendment to the Exercise Price, the Company issued an Amendment No. 1 to Warrant to each of the Accommodation Loan Lenders (the “Warrant Amendments”).  Pursuant to the terms and conditions of the Warrant Amendments, other than the amendment to the Exercise Price, the warrants currently held by the Accommodation Loan Lenders shall remain unchanged and in full force and effect.  The Warrant Amendments were extended to the entities and were in the amounts as listed below.

Warrant Holder	Issue Date	Number of shares of underlying Common Stock	Original Exercise Price
Ballyshannon Family Partnership, L.P.	06/29/2007	25,000	$5.00
Ballyshannon Partners, L.P.	06/29/2007	225,000	$5.00
Ben Joseph Partners	06/29/2007	50,000	$5.00
EDJ Limited	06/29/2007	7,500	$5.00
Porter Partners, L.P.	06/29/2007	42,500	$5.00
Trellus Offshore Fund Ltd.	06/29/2007	337,864	$5.00
Trellus Partners, LP	06/29/2007	235,830	$5.00
Trellus Partners II, LP	06/29/2007	9,640	$5.00
Trellus Small Cap Opportunity Fund, LP	06/29/2007	51,784	$5.00
Trellus Small Cap Opportunity Offshore Fund Limited	06/29/2007	31,549	$5.00
Argosy Capital Group III, LP	06/13/2008	62,500	$2.30
Ballyshannon Family Partnership, L.P.	06/13/2008	37,500	$2.30
Ballyshannon Family Partnership, L.P.	06/13/2008	75,000	$2.30
Ballyshannon Partners, L.P.	06/13/2008	112,500	$2.30
Ben Joseph Partners	06/13/2008	37,500	$2.30
Ben Joseph Partners	06/13/2008	12,500	$2.30
EDJ Limited	06/13/2008	12,500	$2.30
EDJ Limited	06/13/2008	25,000	$2.30
Geewax, Terker & Co. PS Plan & Trust Bruce Terker Trustee FBO Bruce E. Terker	06/13/2008	62,500	$2.30
Geewax, Terker & Co. PS Plan & Trust Bruce Terker Trustee FBO Bruce E. Terker	06/13/2008	62,500	$2.30
Porter Partners, L.P.	06/13/2008	125,000	$2.30
Porter Partners, L.P.	06/13/2008	37,500	$2.30
Cynthia Terker	06/13/2008	25,000	$2.30
Trellus Offshore Fund Ltd.	06/13/2008	125,000	$2.30
Trellus Partners, LP	06/13/2008	232,500	$2.30
Trellus Partners II, LP	06/13/2008	17,500	$2.30
Trellus Small Cap Opportunity Fund, LP	06/13/2008	87,500	$2.30
Trellus Small Cap Opportunity Offshore Fund Limited	06/13/2008	37,500	$2.30
Ballyshannon Family Partnership, L.P.	07/21/2008	32,500	$2.30
Ballyshannon Partners, L.P.	07/21/2008	32,500	$2.30
Porter Partners, L.P.	07/21/2008	162,500	$2.30
Trellus Partners, LP	07/21/2008	455,000	$2.30
Ballyshannon Family Partnership, L.P.	11/26/2008	25,000	$2.00
Ballyshannon Partners, L.P.	11/26/2008	25,000	$2.00
Porter Partners, L.P.	11/26/2008	125,000	$2.00
Ballyshannon Family Partnership, L.P.	12/29/2008	25,000	$2.00
Ballyshannon Partners, L.P.	12/29/2008	25,000	$2.00
Porter Partners, L.P.	12/29/2008	125,000	$2.00
Ballyshannon Partners, L.P.	01/23/2009	100,000	$2.00

    The foregoing is a summary description of certain terms of the Warrant Amendments.  The form of the Warrant Amendments is attached as Exhibit 99.3 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.3 attached hereto.

As written above, Bruce E. Terker, a current member of the Board, has sole voting and dispositive power over the securities held by Ballyshannon Partners, L.P. and its affiliates, two of which are Accommodation Loan Lenders.  Mr. Terker has a financial interest in such entities, and, as such, has a financial interest in the Amended and Restated Loan Agreement, the Amendment, the Warrant Amendments and the Accommodation Loan Warrants.

Item 3.02.  Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K as related to the Accommodation Loan Warrants is incorporated herein by reference.  The Company issued the Accommodation Loan Warrants in reliance on the exemption from registration provided by Section 4(2) of the Act.

As consideration for services rendered by Emerging Growth Equities, Ltd. (“EGE”) in connection with procuring the Additional Accommodations Loans, the Company amended warrants to purchase 175,503 shares of Common Stock currently held by EGE (through EGE’s wholly owned subsidiary, VFT Special Ventures, LTD), such that the exercise price of such warrants was revised down to $1.00 per share of Common Stock.  In addition, warrants to purchase 156,250 shares of Common Stock held by Robert Berlacher, and certain of his affiliates, were amended by the Company such that the exercise price of such warrants was revised down to $1.00 per share of Common Stock.  Robert Berlacher is a director and limited partner of EGE.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1 – First Amendment to Amended and Restated Loan and Security Agreement, dated as of February 3, 2009, among the Company, nFinanSe Payments Inc., each of the Lenders (as defined therein) and Ballyshannon Partners, L.P., as agent.

99.2 – Form of Warrant, as issued by the Company to certain of the Accommodation Loan Lenders on February 3, 2009.

99.3 – Form of Amendment No. 1 to Warrant, as issued by the Company to each of the Accommodation Loan Lenders on February 3, 2009.

DB1/62574197.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NFINANSE INC.

Date:	February 9, 2009	By:	/s/ JERRY WELCH
Name: Jerry Welch Title: Chief Executive Officer

DB1/62574197.2

EXHIBIT INDEX

Exhibit No.	Document
99.1
First Amendment to Amended and Restated Loan and Security Agreement, dated as of February 3, 2009, among the Company, nFinanSe Payments Inc., each of the Lenders (as defined therein) and Ballyshannon Partners, L.P., as agent.

99.2	Form of Warrant, as issued by the Company to certain of the Accommodation Loan Lenders on February 3, 2009.
99.3	Form of Amendment No. 1 to Warrant, as issued by the Company to each of the Accommodation Loan Lenders on February 3, 2009.

DB1/62574197.2